UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2021

Cyxtera Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39496	84-3743013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2333 Ponce de Leon Boulevard, Suite 900 Coral Gables, Florida	33134
(Address of principal executive offices)	(Zip Code)

(305) 537-9500

Registrant’s telephone number, including area code

Starboard Value Acquisition Corp.

777 Third Avenue, 18th Floor

New York, NY

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	CYXT	The Nasdaq Stock Market LLC
Warrants to purchase one share of Class A common stock	CYXTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

Unless the context otherwise requires, “Company,” “we,” “our,” “us” and “Cyxtera” refer to Cyxtera Technologies, Inc., a Delaware corporation, and its consolidated subsidiaries following the Closing (as defined below). Unless the context otherwise requires, references to “SVAC” refer to Starboard Value Acquisition Corp., a Delaware corporation, prior to the Closing. All references herein to the “Board” refer to the board of directors of the Company.

Terms used in this Current Report on Form 8-K (this “Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy Statement (as defined below) in the section entitled “Certain Defined Terms” beginning on page ii thereof, and such definitions are incorporated herein by reference.

Item 1.01.	Entry into a Material Definitive Agreement.

As disclosed under the sections entitled “Proposal Number 1—The Business Combination Proposal” beginning on page 109 of the definitive proxy statement (the “Proxy Statement”) filed by SVAC with the U.S. Securities and Exchange Commission (the “SEC”) on July 16, 2021, SVAC entered into an Agreement and Plan of Merger, dated February 21, 2021, with Mundo Merger Sub 1, Inc., a Delaware corporation and wholly-owned subsidiary of SVAC (“Merger Sub 1”), Mundo Merger Sub 2, LLC, a Delaware limited liability company and wholly-owned subsidiary of SVAC (“Merger Sub 2” and, together with Mundo Merger Sub 1, the “Merger Subs”), Cyxtera Technologies, Inc., a Delaware corporation (“Legacy Cyxtera”), and Mundo Holdings, Inc. (“NewCo”), a Delaware corporation and wholly-owned subsidiary of SIS Holdings LP, a Delaware limited partnership (the “Merger Agreement”). Pursuant to the Merger Agreement, Legacy Cyxtera was contributed to Newco and then converted into a limited liability company and, thereafter, Merger Sub 1 was merged with and into NewCo, with NewCo surviving such merger as a wholly-owned subsidiary of SVAC and immediately following such merger and as part of the same overall transaction NewCo was merged with and into Merger Sub 2, with Merger Sub 2 surviving such merger as a wholly owned subsidiary of SVAC (the “Business Combination” and, together with the other transactions contemplated by the Merger Agreement, the “Transactions”). The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Exhibit 2.1 to this Report.

On July 28, 2021, SVAC held a special meeting of stockholders (the “Special Meeting”), at which the SVAC stockholders considered and adopted, among other matters, a proposal to approve the Business Combination, including (a) adopting the Merger Agreement and (b) approving the other transactions and matters contemplated by the Merger Agreement and related agreements as described in the Proxy Statement.

On July 29, immediately prior to the consummation of the Transactions, Legacy Cyxtera entered into a letter agreement (the “Option Purchase Letter Agreement”) with certain affiliates of SVAC pursuant to which the parties agreed to amend SVAC’s existing Optional Share Purchase Agreement, dated September 9, 2020 (the “Optional Share Purchase Agreement”), to limit the amount of Class A common stock available for purchase by affiliates of SVAC in the 6-month period following the Transactions from $75,000,000 to $37,500,000. Additionally, pursuant to an assignment agreement entered into concurrently with the Option Purchase Letter Agreement (the “Assignment Agreement”), certain affiliates of SVAC agreed to assign an option to purchase $37,500,000 under the Optional Share Purchase Agreement to SIS Holdings LP. As a result of the Option Purchase Letter Agreement and the Assignment Agreement, each of SIS Holdings LP and certain affiliates of SVAC will be able to purchase, at a price of $10.00 per share, up to $37,500,000 shares of Class A common stock (for a combined maximum amount of $75,000,000) during the 6-month period following the Closing Date (as defined below).

Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, following the Special Meeting, on July 29, 2021 (the “Closing Date”), the Transactions were consummated (the “Closing”).

Item 2.01 of this Report discusses the consummation of the Transactions and the entry into agreements relating thereto and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As described above, on July 28, 2021, SVAC held the Special Meeting, at which the SVAC stockholders considered and adopted, among other matters, a proposal to approve the Merger Agreement and the Transactions. On July 29, 2021, the parties consummated the Business Combination. In connection with the Closing, the Company changed its name from Starboard Value Acquisition Corp. to Cyxtera Technologies, Inc.

Holders of 26,176,891 shares of SVAC’s Class A common stock sold in its initial public offering (the “public shares”) properly exercised their right to have such shares redeemed for a full pro rata portion of the trust account holding the proceeds from SVAC’s initial public offering, calculated as of two business days prior to the consummation of the Business Combination, which was approximately $10.00 per share, or $261,768,910 in the aggregate.

As a result of the Business Combination, 106,100,000 shares of Class A common stock were issued to SIS Holdings LP, the sole stockholder of Cyxtera prior to the Business Combination, and 25,000,000 shares of Class A common stock were issued to certain qualified institutional buyers and accredited investors, at a price of $10.00 per share, for aggregate consideration of $250,000,000, for purposes of raising additional capital for use by the combined company following the closing of the Business Combination and satisfying one of the conditions to the Closing (the “PIPE Investment”). Additionally, as a result of the Business Combination, 10,526,315 shares of Class A common stock were issued to forward purchasers (the “Forward-Purchase”) and 10,105,863 shares of SVAC Class B common stock held by SVAC Sponsor LLC, a Delaware limited liability company (the “Sponsor”), automatically converted to 10,105,863 shares of the Company’s Class A common stock.

After giving effect to the Transactions, the redemption of public shares as described above, the issuance of shares as part of the Forward-Purchase and the consummation of the PIPE Investment, there are currently 165,978,740 shares of the Company’s Class A common stock issued and outstanding.

The Company’s Class A common stock and public warrants commenced trading on the Nasdaq Stock Market LLC (“Nasdaq”) under the symbols “CYXT” and “CYXTW,” respectively, on July 30, 2021, subject to ongoing review of the Company’s satisfaction of all listing criteria following the Business Combination.

As noted above, an aggregate of $261,768,910 was paid from the Company’s trust account to holders that properly exercised their right to have public shares redeemed, and the remaining balance immediately prior to the Closing remained in the trust account. After taking into account the funds in the trust account after redemptions, the $250,000,000 in gross proceeds from the PIPE Investment and the $100,000,000 gross proceeds from the Forward Purchase, the Company received approximately $493,000,000 in total cash from the Business Combination, before fees, expenses and debt amortization.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the registrant was a shell company, as SVAC was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company is providing below the information that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the Combined Company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

The statements contained in this Report that are not purely historical are forward-looking statements. The Company’s forward-looking statements include, but are not limited to, statements relating to each of the Company and the Company’s management teams’ expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,”

“predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this Report may include, for example, statements about: Cyxtera’s industry and Cyxtera’s place within such industry; trends expected to drive demand for data center services; the market opportunity for Cyxtera’s colocation and interconnection offerings; and Cyxtera’s growth plans and strategy.

The forward-looking statements contained in this Report are based on our current expectations and beliefs concerning future developments and their potential effects on Cyxtera. There can be no assurance that future developments affecting the Company will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the Proxy Statement in the section entitled “Risk Factors” beginning on page 49 thereof. Should one or more of these risks or uncertainties materialize, or should any of the Company’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Cyxtera undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business

The business of the Company is described in the Proxy Statement in the section entitled “Business of Cyxtera” beginning on page 186 thereof and that information is incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement in the section entitled “Risk Factors” beginning on page 49 thereof and are incorporated herein by reference. A summary of the risks associated with the Company’s business are also described on pages 32, 33 and 34 of the Proxy Statement under the heading “Summary of Risk Factors” and are incorporated herein by reference.

Financial Information

The financial information of the Company is described in the Proxy Statement in the sections entitled “Selected Historical Financial Information of Cyxtera” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Cyxtera” beginning on pages 41 and 198 thereof, respectively, and are incorporated herein by reference.

The financial information of SVAC is described in the Proxy Statement in the sections entitled “Selected Historical Financial Information of SVAC” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of SVAC” beginning on pages 40 and 178 thereof, respectively, and are incorporated herein by reference.

Reference is made to the disclosure set forth in Item 9.01 of this Report relating to the financial information of the Company and SVAC, and to Exhibit 99.2, all of which are incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to us regarding the beneficial ownership of our Common Stock immediately following consummation of the Transactions by:

•	each person who is the beneficial owner of more than 5% of the outstanding shares of our Common Stock;

•	each of our named executive officers and directors; and

•	all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed above has sole voting and investment power with respect to such shares. Unless otherwise noted, the address of each beneficial owner is c/o Cyxtera Technologies, Inc., BAC Colonnade Office Towers, 2333 Ponce de Leon Boulevard, Suite 900, Coral Gables, Florida 33134.

The beneficial ownership of our Class A common stock is based on 165,978,740 shares of Class A common stock issued and outstanding immediately following consummation of the Transactions, including the redemption of public shares as described above, the issuance of shares as part of the Forward-Purchase and the consummation of the PIPE Investment.

Beneficial Ownership Table

Name of Beneficial Owner(1)	Number of Shares of Class A Common Stock Beneficially Owned	Percentage of Outstanding Class A Common Stock
5% Stockholders:
SIS Holdings LP(1)(7)	106,100,000	63.92%
BCEC-Cyxtera Technologies Holdings (Guernsey) L.P.(2)(7)	65,979,460	39.75%
Medina Capital Fund II - SIS Holdco, LP(3)	22,140,780	13.34%
SVAC Sponsor LLC(4)	9,480,713	5.71%
Starboard Value LP(5)(6)	16,526,315	9.96%
Directors and Executive Officers:
Fahim Ahmed	—	—
John W. Diercksen	—	—
Michelle Felman	30,000	*
Melissa Hathaway	—	—
Jeffrey Smith(6)	16,526,315	9.96%
Raymond Svider(1)	—	—
Manuel D. Medina(3)	22,140,780	13.34%
Gregory Waters	—	—
Nelson Fonseca	—	—
Randy Rowland	—	—
Carlos Sagasta	—	—
Victor Semah	—	—
Leo Taddeo	—	—
Directors and executive officers as a group (14 individuals)	38,697,095	23.31%

*	Less than 1%.

(1)    The general partner of SIS Holdings LP is SIS Holdings GP, LLC (“SIS GP”). SIS GP is managed by a board of directors, a majority of which is appointed by the BC Stockholder. The directors appointed by the BC Stockholder exercise majority voting power at meetings of the board with respect to voting and investment decisions relating to securities of our company held by SIS Holdings LP. The business address of SIS Holdings LP is 2333 Ponce De Leon Boulevard, Suite 900, Coral Gables FL 33134.

(2)    Consists of 106,100,000 shares held by SIS Holdings LP. The general partner of BCEC-Cyxtera Technologies Holdings (Guernsey) L.P. is BCEC Management X Limited (“BCEC GP”). BCEC GP is controlled by its board of directors, which is appointed by affiliates of BC Partners. The business address of BCEC GP is Arnold House PO Box 273 St Julian’s Avenue, St Peter, Port Guernesey GY1 3RD. The business address of BC Partners is 650 Madison Avenue, New York, New York 10022.

(3)    Represents the pro rata ownership interest of Medina Capital Fund II - SIS Holdco, LP (the “Medina Stockholder”) in the shares of Class A common stock held by SIS Holdings LP. The Medina Stockholder has the right to nominate certain members of the board of directors of SIS GP subject to majority control of the board by the BC Stockholder. The general partner of the Medina Stockholder is Medina Capital Fund II - SIS Holdco GP, LLC (“Medina GP”). Medina GP is controlled through certain affiliates of Medina Capital that are ultimately controlled by Manuel D. Medina. The business address of the Medina Stockholder, Medina GP and Manuel D. Medina is 2333 Ponce De Leon Boulevard, Suite 900, Coral Gables FL 33134. Mr. Medina disclaims beneficial ownership of all shares of Class A common stock owned by the Medina Stockholder, through its interest in SIS Holdings LP, except to the extent of his pecuniary interest therein.

(4)    SVAC Manager LLC, a Delaware limited liability company, is the manager of SVAC Sponsor LLC. SVAC Sponsor LLC’s business address is 777 Third Avenue, 18th Floor, New York, New York 10017.

(5)    Starboard Value LP may be deemed to beneficially own 16,526,315 shares of Class A common stock because it directs the voting and dispositive decisions of the funds and the certain managed account it manages, each of which would hold a portion of the shares of Class A common stock. Starboard Value LP disclaims beneficial ownership of such shares except to the extent of its pecuniary interest therein. The business address of Starboard Value LP is 777 Third Avenue, 18th Floor, New York, New York 10017.

(6)    Jeffrey C. Smith may be deemed to beneficially own 16,526,315 shares of Class A common stock because he is a member of Starboard Value GP, LLC, which is the general partner of Starboard Value LP, and, therefore, may be deemed to direct the voting and dispositive decisions of Starboard Value LP with respect to such Class A common stock. Mr. Smith disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. The business address of Mr. Smith and Starboard Value LP is 777 Third Avenue, 18th Floor, New York, New York 10017.

(7)    Lee Clark, Matthew Elston, Mark Rodliffe and Nikos Stathopulos, the members of the BCEC GP board, may be deemed to share voting and investment power over the shares held by the entities associated with SIS Holdings LP and the BC Stockholder. Each of Lee Clark, Matthew Elston, Mark Rodliffe and Nikos Stathopulos disclaim beneficial ownership of these securities except to the extent of his pecuniary interest therein.

Directors and Executive Officers

The Company’s directors and executive officers upon the Closing are described in the Proxy Statement in the section entitled “Management Following the Business Combination” beginning on page 228 thereof and that information is incorporated herein by reference.

Directors

Pursuant to the approval of SVAC stockholders from the Special Meeting, the following persons constitute the Company’s Board effective upon the Closing. Biographical information for these individuals is set forth in the Proxy Statement in the section titled “Management Following the Business Combination” beginning on page 228, which is incorporated herein by reference.

Name	Age	Position
Nelson Fonseca	47	President, Chief Executive Officer and Director
Fahim Ahmed	42	Director
John W. Diercksen	71	Director
Michelle Felman	58	Director
Melissa Hathaway	52	Director
Manuel D. Medina	68	Chair of the Board
Jeffrey Smith	49	Director
Raymond Svider	58	Director
Gregory Waters	60	Lead Independent Director

Biographical information for these individuals is set forth in the Proxy Statement in the section titled “Management Following the Business Combination” beginning on page 228, which is incorporated herein by reference.

Committees of the Board of Directors

Effective as of the Closing, the standing committees of the Company’s Board consist of an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”) and a nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”). Each of the committees reports to the Board.

Effective as of the Closing, the Board appointed John W. Diercksen, Michelle Felman and Melissa Hathaway to serve on the Audit Committee, with Mr. Diercksen serving as the chair of the committee. The Board appointed Greg Waters, Fahim Ahmed and Melissa Hathaway to the Compensation Committee, with Mr. Waters serving as the chair of the committee. The Board appointed Jeffrey Smith, Fahim Ahmed and John W. Diercksen to serve on the Nominating and Corporate Governance Committee, with Mr. Smith serving as the chair of the committee.

Director Independence

Nasdaq listing standards require that a majority of our Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board has determined that Fahim Ahmed, John W. Diercksen, Michelle Felman, Melissa Hathaway, Jeffrey Smith, Raymond Svider and Gregory Waters are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Risk Oversight

Our Board is responsible for overseeing our risk management process. Our Board focuses on our general risk management strategy, the most significant risks facing us, and oversees the implementation of risk mitigation strategies by management. Our Audit Committee is also responsible for discussing our policies with respect to risk assessment and risk management. Our Board believes its administration of its risk oversight function has not negatively affected our Board’s leadership structure.

Executive Officers

Effective as of the Closing, the the Company’s board of directors appointed the following persons to the positions set forth opposite their names below. Biographical information for these individuals is set forth in the Proxy Statement in the section titled “Management Following the Business Combination” beginning on page 228, which is incorporated herein by reference.

Name	Age	Position
Nelson Fonseca	47	President, Chief Executive Officer and Director
Randy Rowland	48	Chief Operating Officer
Carlos Sagasta	51	Chief Financial Officer
Victor Semah	39	Chief Legal Officer, Chief Compliance Officer & Secretary
Leo Taddeo	55	Chief Information Security Officer, President of Cyxtera Federal Group

Executive Compensation

Executive Compensation

The executive compensation of the Company’s named executive officers and directors is described in the Proxy Statement in the section entitled “Cyxtera’s Executive and Director Compensation” beginning on page 236 thereof and that information is incorporated herein by reference.

Compensation Committee Interlocks and Insider Participation

As of July 30, 2021, none of Cyxtera’s executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of Cyxtera’s board of directors.

Certain Relationships and Related Transactions

Certain relationships and related transactions are described in the Proxy Statement in the sections entitled “Certain Relationships and Related Transactions” beginning on page 265 thereof and under “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Cyxtera—Related Party Transactions” beginning on page 219 thereof and are incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement titled “Business of Cyxtera—Legal Proceedings” beginning on page 197, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Price Range of Securities and Dividends

Shares of Cyxtera’s Class A common stock and warrants commenced trading on the Nasdaq under the symbols “CYXT” and “CYXTW,” respectively, on July 30, 2021, in lieu of the shares of common stock and warrants of SVAC. The Company has not paid any cash dividends on its shares of common stock to date. It is the present intention of the Company’s Board to retain all earnings, if any, for use in the Company’s business operations and, accordingly, the Company’s Board does not anticipate declaring any dividends in the foreseeable future. The payment of cash dividends in the future will be dependent upon the Company’s revenues and earnings, if any, capital requirements and general financial condition. The payment of any cash dividends is within the discretion of the Company’s Board. Further, the ability of the Company to declare dividends may be limited by the terms of financing or other agreements entered into by it or its subsidiaries from time to time.

Information respecting SVAC’s common stock, warrants and units and related stockholder matters are described in the Proxy Statement in the section titled “Market Price and Dividend Information” on page 272 and such information is incorporated herein by reference.

The Company’s Class A common stock and warrants commenced trading on Nasdaq under the symbols “CYXT” and “CYXTW,” respectively, on July 30, 2021, subject to ongoing review of the Company’s satisfaction of all listing criteria following the Business Combination, in lieu of the Class A common stock and warrants of SVAC. SVAC’s units ceased trading separately on Nasdaq on July 29, 2021.

Holders of Record

As of the Closing and following the completion of the Transactions, including the redemption of public shares as described above, the issuance of shares as part of the Forward-Purchase and the consummation of the PIPE Investment, the Company had 165,978,740 shares of Class A common stock outstanding held of record by 74 holders and no shares of preferred stock outstanding. Such amounts do not include DTC participants or beneficial owners holding shares through nominee names.

Securities Authorized for Issuance Under Equity Compensation Plans

Reference is made to the disclosure described in the Proxy Statement in the section entitled “Proposal Number 5—The 2021 Incentive Plan Proposal” beginning on page 148 thereof, which is incorporated herein by reference. As described below, the Cyxtera Technologies, Inc. 2021 Omnibus Incentive Plan and the material terms thereunder, including the authorization of the initial share reserves thereunder, were approved by SVAC’s stockholders at the Special Meeting.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth under Item 3.02 of this Report relating to the issuance of the Company’s Class A common stock in connection with the Transactions, which is incorporated herein by reference.

Description of Registrant’s Securities to be Registered

The Company’s common stock is described in the Proxy Statement in the section entitled “Description of Securities” beginning on page 248 thereof and that information is incorporated herein by reference. The Company’s warrants are described in SVAC’s registration statement on Form S-1 (File No. 333-248094) initially filed with the SEC on August 18, 2020, as amended, in the section titled “Description of Securities” beginning on page 153 thereof. As described below, the Company’s A&R Charter (as defined below) was approved by SVAC’s stockholders at the Special Meeting and became effective as of the Closing.

Indemnification of Directors and Officers

Cyxtera has entered into indemnification agreements with each of its directors and executive officers, and intends to enter into indemnification agreements with future directors and executive officers on terms substantially similar to those entered into with existing directors and executive officers. Under the terms of such indemnification agreements, the Company is required to indemnify each of its directors and executive officers, to the fullest extent permitted by the laws of the state of Delaware, if the basis of the indemnitee’s involvement was by reason of the fact that the indemnitee is or was a director or executive officer or was serving at the Company’s request in an official capacity for another entity. The Company must indemnify its directors and executive officers against all direct and indirect costs, fees and expenses of any type or nature whatsoever, including all other disbursements, obligations or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be witness in, settlement or appeal of, or otherwise participating in any threatened, pending or completed action, suit, claim, counterclaim, cross claim, arbitration, mediation, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding. The indemnification agreements also require the Company to advance, to the extent not prohibited by law, all direct and indirect costs, fees and expenses that such director or executive officer incurred, provided that such person will return any such advance if it is ultimately determined that such person is not entitled to indemnification by Cyxtera. The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the indemnification agreements, a form of which is attached hereto as Exhibit 10.10 and is incorporated herein by reference.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this Report relating to the financial information of the Company and to Exhibit 99.2, all of which are incorporated herein by reference.

Changes in Accountants

On November 6, 2020, the Audit Committee of the Board of Directors of Legacy Cyxtera approved the dismissal of KPMG LLP (“KPMG”) as Legacy Cyxtera’s independent registered public accounting firm upon the completion of the audit of the Legacy Cyxtera consolidated financial statements for the year ended December 31, 2019.

On March 9, 2021, KPMG issued its report on Legacy Cyxtera’s consolidated financial statements for the fiscal years ended December 31, 2019 and 2018 and the auditor-client relationship with KPMG ceased. KPMG’s report did not contain an adverse opinion nor a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2019 and December 31, 2018, and through the subsequent interim period ended November 6, 2020, Legacy Cyxtera has had no disagreement with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of KPMG, would have caused KPMG to make a reference to the subject matter of the disagreements in connection with its report on the consolidated financial statements for the fiscal years ended December 31, 2019 and December 31, 2018 and there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

Legacy Cyxtera provided KPMG with a copy of disclosures it is making in this Form 8-K and requested that KPMG furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of KPMG’s letter, dated August 4, 2021, is filed as Exhibit 16.2 hereto.

On November 6, 2020, the Audit Committee of the Board of Directors of Legacy Cyxtera approved the engagement of Deloitte & Touche LLP (“Deloitte”) as Legacy Cyxtera’s independent registered public accounting firm for Legacy Cyxtera’s fiscal year ended December 31, 2020, effective November 6, 2020. During the fiscal years ended December 31, 2019 and December 31, 2018, and through the subsequent interim period ended November 6, 2020, neither Legacy Cyxtera nor anyone on its behalf has consulted with Deloitte regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on Legacy Cyxtera’s financial statements, and neither a written report nor oral advice was provided to Legacy Cyxtera that Deloitte concluded was an important factor considered by Legacy Cyxtera in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Cyxtera requested that Deloitte review the information set forth in the fifth paragraph of this Item 2.01 before this Current Report on Form 8-K was filed with the SEC.

Reference is made to the disclosure set forth under Item 4.01 of this Report relating to the change in SVAC’s certifying accountant, which is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

At the Closing, the Company consummated the PIPE Investment and issued 10,526,315 shares as part of the Forward-Purchase. Additionally, 10,105,863 shares of SVAC’s Class B common stock held by the Sponsor automatically converted to shares of Class A common stock as of the Closing. The disclosure under Item 2.01 of this Report is incorporated into this Item 3.02 by reference.

The Company issued the foregoing securities under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated under the Securities Act, as a transaction not requiring registration under Section 5 of the Securities Act. The parties receiving the securities represented their intentions to acquire the securities for investment only and not with a view to or for sale in connection with any distribution, and appropriate restrictive legends were affixed to the certificates representing the securities (or reflected in restricted book entry with the Company’s transfer agent). The parties also had adequate access, through business or other relationships, to information about the Company.

Item 3.03.	Material Modification to Rights of Security Holders

The information set forth in Item 5.03 to this Current Report on Form 8-K is incorporated herein by reference.

Item 4.01	Changes in Registrant’s Certifying Accountant

On July 29, 2021, WithumSmith+Brown PC (“Withum”), the Company’s independent registered public accounting firm prior to the Business Combination, was dismissed as the Company’s independent registered public accounting firm.

Withum’s report on the Company’s financial statements as of December 31, 2020 (As Restated) and 2019, the related statements of operations, changes in stockholders’ equity and cash flows for the year ended December 31, 2020 (As Restated) and for the period from November 14, 2019 (inception) through December 31, 2019 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the period from November 14, 2019 (inception) through December 31, 2019, during the year ended December 31, 2020 and during the subsequent period through July 29, 2021, there were no: (i) disagreements with Withum on any matter of accounting principles or practices, financial statement disclosures or audited scope or procedures, which disagreements if not resolved to Withum’s satisfaction would have caused Withum to make reference to the subject matter of the disagreement in connection with its report or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K other than the material weakness disclosed under the heading “Item 9A. Controls and Procedures—Evaluation of Controls and Procedures” in SVAC’s Annual Report on Form 10-K/A for the year ended December 31, 2020, as filed with the SEC on May 13, 2021.

The Company has provided Withum with a copy of the disclosures made by the Company in response to this Item 4.01 and has requested that Withum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the registrant in response to Item 304(a) and, if not, stating the respects in which it does not agree. A letter from Withum is attached as Exhibit 16.1 to this Report.

On July 29, 2021, the Audit Committee of the Board approved the engagement of Deloitte as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2021, subject to completion of Deloitte’s standard client acceptance procedures and execution of an engagement letter. Deloitte served as the independent registered public accounting firm of Legacy Cyxtera prior to the Business Combination.

During the period from November 14, 2019 (inception) through December 31, 2019, during the year ended December 31, 2020 and during the subsequent period through July 29, 2021, the Company did not consult Deloitte with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company by Deloitte that Deloitte concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

Item 5.01.	Changes in Control of the Registrant.

The information set forth above under Item 1.01 and Item 2.01 of this Report is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth above in the sections titled “Directors and Officers,” “Executive Compensation,” “Certain Relationships and Related Transactions” and “Indemnification of Directors and Officers” in Item 2.01 to this Report is incorporated herein by reference.

Cyxtera Technologies, Inc. 2021 Omnibus Incentive Plan

At its Special Meeting, SVAC’s stockholders considered and approved the Cyxtera Technologies, Inc. 2021 Omnibus Incentive Plan (the “Plan”), which is outlined in the Proxy Statement in the section entitled “Proposal Number 5—The 2021 Incentive Plan Proposal” beginning on page 148 thereof and is incorporated herein by reference.

Such summary does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Plan, which is included as Exhibit 10.14 to this Report and is incorporated herein by reference.

Subject to and effective upon the effectiveness of a registration statement on Form S-8 of the Company’s Class A Common Stock, the Company’s non-employee directors will receive restricted stock units under the Plan covering an aggregate of 29,891 shares of Class A common stock, which will vest on the first anniversary of the date of grant (subject to continued service to the Company).

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 29, 2021, in connection with the consummation of the Transactions, the Company amended and restated its certificate of incorporation, as amended, effective as of the Closing (as amended, the “A&R Charter”), and amended and restated its bylaws (as amended, the “A&R Bylaws”) effective as of the Closing.

Copies of the A&R Charter and the A&R Bylaws are attached as Exhibit 3.1 and Exhibit 3.2 to this Report, respectively, and are incorporated herein by reference.

The material terms of each of the A&R Charter and the A&R Bylaws and the general effect upon the rights of holders of the Company’s capital stock are included in the Proxy Statement under the sections titled “Proposal Number 2—The Charter Proposal” and “Description of Securities” beginning on pages 141 and 248, respectively, of the Proxy Statement, which is incorporated herein by reference.

Item 5.06	Change in Shell Company Status

As a result of the Business Combination, the Company ceased to be a shell company. Reference is made to the disclosure in the Proxy Statement in the sections entitled “Proposal Number 1—The Business Combination Proposal” beginning on page 109 thereof, which is incorporated herein by reference.

Item 8.01.	Other Events.

On July 29, 2021, the parties issued a joint press release announcing the completion of the Business Combination, a copy of which is furnished as Exhibit 99.1 hereto.

Item 9.01.	Financial Statement and Exhibits.

(a) Financial statements of businesses acquired.

Legacy Cyxtera’s consolidated statements of operations, comprehensive loss, changes in shareholder’s equity and cash flows for the years ended December 31, 2020, 2019 and 2018, the consolidated balance sheets as of December 31, 2020 and 2019, and the related notes to the financial statements, are set forth in the Proxy Statement beginning on page F-76 and incorporated herein by reference. Legacy Cyxtera’s unaudited condensed consolidated statements of operations, comprehensive loss, changes in shareholder’s equity and cash flows for the three months ended March 31, 2021 and 2020, the condensed consolidated balance sheet as of March 31, 2021, and the notes related thereto, are set forth in the Proxy Statement beginning on page F-52 and incorporated herein by reference.

SVAC’s audited condensed consolidated balance sheets as of December 31, 2020 (As Restated) and December 31, 2019, the related statements of operations, changes in stockholders’ equity and cash flows for the year ended December 31, 2020 (As Restated) and for the period from November 14, 2019 (inception) through December 31, 2019, and the notes related thereto are set forth in the Proxy Statement beginning on page F-26 and incorporated herein by reference. SVAC’s unaudited condensed consolidated balance sheet as of March 31, 2021, the related unaudited condensed consolidated statements of operations, changes in stockholders’ equity and cash flows for the three months ended March 31, 2021 and 2020, and the notes related thereto are set forth in the Proxy Statement beginning on page F-2 and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial statements of the Company as of March 31, 2021 and for the three months ended March 31, 2021 and for the year ended December 31, 2020, is filed as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits.

		Incorporated by Reference
Exhibit Number	Description	Form	Exhibit	Filing Date

2.1*	Agreement and Plan of Merger, dated as of February 21, 2021, by and among Starboard Value Acquisition Corp., Mundo Merger Sub 1, Inc., Mundo Merger Sub 2, LLC, Cyxtera Technologies, Inc. and Mundo Holdings, Inc.	8-K	2.1	2/22/2021

3.1	Second Amended and Restated Certificate of Incorporation.

3.2	Amended and Restated By-Laws.

4.1	Specimen Class A Common Stock Certificate of Starboard Value Acquisition Corp.	S-1	4.2	8/28/2020

4.2	Specimen Warrant Certificate of Starboard Value Acquisition Corp.	S-1	4.3	8/28/2020

4.3	Warrant Agreement, dated September 9, 2020, by and between SVAC and Continental Stock Transfer & Trust Company, as warrant agent.	8-K	4.1	9/14/2020

4.4	Specimen Class A Common Stock Certificate of Cyxtera Technologies, Inc.

10.1	Promissory Note, dated November 27, 2019 issued to SVAC Sponsor LLC.	S-1	10.1	8/18/2020

10.2	Form of Letter Agreement among the SVAC and its officers and directors and SVAC Sponsor LLC.	S-1	10.2	8/18/2020

10.3	Form of Investment Management Trust Agreement between Continental Stock Transfer & Trust Company and SVAC.	S-1	10.3	8/18/2020

10.4	Form of Registration Rights Agreement between SVAC and certain security holders.	S-1	10.4	8/18/2020

10.5	Securities Subscription Agreement, dated November 25, 2019 between the SVAC and SVAC Sponsor LLC.	S-1	10.5	8/18/2020

10.6	Private Placement Warrants Purchase Agreement, dated August 17, 2020, between SVAC and SVAC Sponsor LLC.	S-1	10.6	8/18/2020

10.7	Form of Indemnity Agreement of SVAC.	S-1	10.7	8/18/2020

10.8	Form of Administrative Services Agreement, by and between SVAC and SVAC Sponsor LLC.	S-1	10.8	8/18/2020

10.9	Forward Purchase Agreement, dated August 17, 2020, by and among SVAC and the Forward Purchasers.	S-1	10.9	8/18/2020

10.10	Form of Indemnification Agreement.

10.11	Employment Agreement between Cyxtera Management, Inc. and Nelson Fonseca dated May 8, 2017.

10.12	Amendment to the Employment Agreement between Cyxtera Management, Inc. and Nelson Fonseca dated November 18, 2019.

10.13	Employment Agreement between Cyxtera Management, Inc. and Randy Rowland dated May 8, 2017.

10.14	Amendment to the Employment Agreement between Cyxtera Management, Inc. and Randy Rowland dated November 18, 2019.

10.15	Executive Employment Agreement between Cyxtera Management, Inc. and Carlos Sagasta dated February 10, 2020.

10.16	2021 Incentive Award Plan.

10.17	Form of Amended and Restated Registration Rights Agreement by and among certain stockholders.

10.18	First Lien Credit Agreement, dated May 1, 2017, by and among Cyxtera DC Parent Holdings, Inc., Cyxtera DC Holdings, Inc. (f/k/a Colorado Buyer Inc.), and the other parties thereto.

10.19	Amendment to the Credit Agreement, dated May 7, 2021, by and among Cyxtera DC Holdings, Inc. (f/k/a Colorado Buyer Inc.), Cyxtera DC Parent Holdings, Inc., and Citibank, N.A., as administrative agent and collateral agent.

10.20	Stockholders Agreement, dated July 29, 2021, by and among Cyxtera Technologies, Inc., a Delaware corporation (f/k/a Starboard Value Acquisition Corp.), SIS Holdings LP, BCEC-Cyxtera Technologies Holdings (Guernsey) L.P., Medina Capital Fund II -SIS Holdco, L.P. and SVAC Sponsor LLC

16.1	Letter from WithumSmith+Brown PC to the U.S. Securities and Exchange Commission dated August 4, 2021.

16.2	Letter from KPMG LLP to the U.S. Securities and Exchange Commission, dated August 4, 2021.

21.1	Subsidiaries of the Company.

99.1	Press release dated July 30, 2021.

99.2	Unaudited pro forma condensed combined financial information.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyxtera Technologies, Inc.

Date: August 4, 2021	By:	/s/ Victor Semah
	Name:	Victor Semah
	Title:	Chief Legal Officer